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                                                                   Exhibit 10.50

                                                               Contract # 3.6724














                                SERVICE AGREEMENT

                                     between

                          PINE NEEDLE LNG COMPANY, LLC

                                       and

                       PIEDMONT NATURAL GAS COMPANY, INC.










                               September 13, 2000



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                                SERVICE AGREEMENT


         THIS AGREEMENT is entered into as of the 13th day of September, 2000, by and between Pine Needle LNG Company, LLC, a North Carolina limited liability company, hereinafter referred to as Pine Needle, and Piedmont Natural Gas Company, Inc., hereinafter referred to as Customer,


                              W I T N E S S E T H:


         WHEREAS, Customer has requested firm storage service under Pine Needle's Rate Schedule LNG-1; and

         WHEREAS, Pine Needle is willing to provide the requested firm storage service for Customer pursuant to the terms and provisions of this Service Agreement and Rate Schedule LNG-1.

         NOW, THEREFORE, Pine Needle and Customer agree as follows:


                                    ARTICLE I
                             SERVICE TO BE RENDERED

         Subject to the terms and provisions of this agreement and of Pine Needle's Rate Schedule LNG-1, as amended from time to time, Pine Needle agrees to receive and liquefy natural gas; store such gas in liquefied form; and vaporize and deliver such gas to Customer or for Customer's account, as follows:

         To withdraw from storage, vaporize and deliver the gas stored in liquefied form by Pine Needle for Customer's account up to a maximum quantity on any day of 15,000 dt, which quantity shall be Customer's Vaporization Quantity.*

         To receive and liquefy natural gas for Customer up to a maximum quantity on any day of 750 dt, which shall be Customer's Liquefaction Quantity.*

         To store in liquefied form for Customer's account up to a total quantity of 150,000 dt, which quantity shall be Customer's Storage Capacity.

------------------
* In addition to these quantities, Pine Needle shall retain quantities of gas for fuel and gas otherwise used or lost and unaccounted for pursuant to Rate Schedule LNG-1.

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                          SERVICE AGREEMENT (CONTINUED)


                                   ARTICLE II
                          POINT OF RECEIPT AND DELIVERY

         1. The Point of Receipt for all gas tendered to Pine Needle for liquefaction hereunder shall be at the following point:

                  The interconnection between Pine Needle's 10-inch inlet pipeline and Transcontinental Gas Pipe Line Corporation's (Transco) mainline system at mile post 1356.95 on Transco's mainline in Guilford County, North Caroline.

         2. The Point of Delivery for all gas delivered by Pine Needle to Customer or for the account of Customer shall be at the following point:

                  The interconnection between Pine Needle's 24-inch outlet pipeline and Transco's mainline system at milepost 1356.95 in Guilford County, North Caroline.


                                   ARTICLE III
                                TERM OF AGREEMENT

         This agreement shall be effective as of October 1, 2000 and shall remain in force and effect until March 31, 2005, and year to year thereafter, subject to termination by either party upon two (2) years prior written notice to the other.


                                   ARTICLE IV
                             RATE SCHEDULE AND PRICE

         1. Customer shall pay Pine Needle for service rendered hereunder in accordance with Pine Needle's Rate Schedule LNG-1 and the applicable provisions of the General Terms and Conditions of Pine Needle's Original Volume No. 1 FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be amended or superseded from time to time. Such rate schedule and General Terms and Conditions are by this reference made a part hereof.

         2. Pine Needle shall have the unilateral right to propose, file and make effective with the Federal Energy Regulatory Commission, or other regulatory authority having jurisdiction, changes and revisions to the rates and rate design proposed pursuant to Section 4 of the Natural Gas Act, or to propose, file and make effective superseding rates or rate schedules, for the purposes of changing the rates, charges, rate design, terms and conditions of service and other provisions thereof effective as to Customer; provided however that the (i) firm character of service, (ii) term of agreement (as set forth in Article III above), (iii) quantities, and (iv) points of receipt and delivery shall not be subject to unilateral change under this paragraph. Customer shall have the right to file with the Commission or other regulatory authority in opposition to any such filings or proposals by Pine Needle.


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                          SERVICE AGREEMENT (CONTINUED)


                                    ARTICLE V
                                  MISCELLANEOUS

         1. The subject headings of the Articles of this agreement are inserted for the purpose of convenient reference and are not intended to be a part of this agreement nor to be considered in the interpretation of the same.

         2. This agreement supersedes and cancels as of the effective date hereof the following contracts between the parties hereto: (None)

         3. No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

         4. This agreement shall be interpreted, performed and enforced in accordance with the laws of the State of North Carolina.

         5. This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

         6. Notices to either party shall be in writing and shall be considered as duly delivered when mailed to the other party at the following address:

             (a)   If to Pine Needle:
                   Pine Needle LNG Company, LLC
                   c/o  Pine Needle Operating Company
                   P.O. Box  1396
                   2800 Post Oak Boulevard  77056
                   Houston, Texas  77251-1396
                   Attention:  Director - Customer Service and Scheduling

             (b)   If to Customer:
                   Piedmont Natural Gas Company, Inc.
                   P. O. Box 33068
                   (1915 Rexford Road 28211)
                   Charlotte, North Carolina 28233
                   Attention:  Director - Federal Regulatory and Supply Planning

Such addresses may be changed from time to time by mailing appropriate notice thereof to the other party.


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                          SERVICE AGREEMENT (CONTINUED)


         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed by their respective officers or representatives thereunto duly authorized on the day and year above written.


                                            PINE NEEDLE LNG COMPANY, LLC
                                            by its agent
                                            PINE NEEDLE OPERATING COMPANY



                                            By   /s/ Frank  J. Ferazzi
                                                 -------------------------------
                                                  Frank J. Ferazzi
                                                  Vice President



                                            PIEDMONT NATURAL GAS COMPANY,INC.



                                            By   /s/ Thomas E. Skains
                                                 -------------------------------
                                                    Thomas E. Skains
                                                    Senior Vice President
                                                    Gas Supply and Services